UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 27, 2005

GUIDANT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

INDIANA
(State or Other Jurisdiction of Incorporation)

001-13388	35-1931722
(Commission File Number)	(IRS Employer Identification No.)

111 Monument Circle, 29th Floor
Indianapolis, Indiana	46204-5129
(Address of Principal Executive Offices)	(Zip Code)

(317) 971-2000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 27, 2005, Guidant Corporation issued a press release, attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated December 27, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUIDANT CORPORATION

Dated: December 27, 2005	By: /s/ Keith E. Brauer
	Name:	Keith E. Brauer
	Title:	Vice President, Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 27, 2005

Exhibit 99.1

Guidant Announces FDA Warning Letter Related to Prior FDA Inspection of St. Paul Facility

Company Will Promptly and Fully Respond to FDA

Indianapolis, Ind. — December 27, 2005 — Guidant Corporation (NYSE: GDT) announced today that it has received a warning letter from the U.S. Food and Drug Administration (FDA) related to the FDA's inspection of Guidant's Cardiac Rhythm Management facility in St. Paul, Minn. The FDA inspection was completed on September 1, 2005 and resulted in Form 483 observations as previously reported.

Guidant has taken a broad, thorough and systemic review of its quality system and has made substantial steps toward addressing all of the 483 observations. Guidant has provided the FDA with monthly updates on its progress and has thus far completed 90 percent of the commitments that it made in its initial response. The company is also tracking to an on-time completion of the remaining commitments. The 483 observations and Guidant's initial response can be found at http://www.guidant.com/physician/Form483/.

The FDA letter, received December 23, 2005, references many of the 483 observations, noting actions taken by Guidant to address the observations and noting that Guidant will receive future communication regarding observations requiring additional action. The FDA letter also indicates that the FDA will not grant requests for exportation certificates to foreign governments or approve pre-market approval applications for class III devices that relate to observations requiring additional action, until such action has been completed. The company will promptly respond to the warning letter and believes that it can fully address the concerns of the FDA without a material impact to its business.

Guidant Corporation pioneers lifesaving technology, giving an opportunity for better life today to millions of cardiac and vascular patients worldwide. The Company develops, manufactures and markets a broad array of products and services that enable less invasive care for some of life's most threatening medical conditions. For more information, visit www.guidant.com.